Filed pursuant to Rule 497(a)(1)

File no. 333-187580

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Monroe Capital Corporation Prices Public Offering of Common Stock

CHICAGO, IL, July 17, 2013 — Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today the pricing of an underwritten public offering of 4,000,000 shares of its common stock at a public offering price of $14.05 per share, raising approximately $56.2 million in gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 600,000 shares of its common stock.

The Company intends to use the net proceeds from the offering to repay indebtedness, to invest in portfolio companies in accordance with its investment objectives and for general corporation purposes. Subject to obtaining a license from the Small Business Administration, the Company may also use a portion of the proceeds to fund a Small Business Investment Company subsidiary. The Company will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of the offering.

Robert W. Baird & Co. Incorporated, William Blair & Company, L.L.C. and RBC Capital Markets, LLC are serving as joint book-running managers for the offering. BB&T Capital Markets, a division of BB&T Securities LLC, Janney Montgomery Scott LLC, Oppenheimer & Co. Inc., Stephens Inc., Wunderlich Securities, Inc. and Ladenburg Thalmann & Co. Inc. are serving as co-managers for the offering. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on July 22, 2013.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from the Prospectus Departments of any of the following investment banks: Robert W. Baird & Co. Incorporated., Attn: Prospectus Department, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; William Blair & Company, L.L.C., Attn: Prospectus Department, 222 West Adams Street, Chicago, Illinois 60606; or RBC Capital Markets, LLC, Attn: Prospectus Department, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus dated July 15, 2013, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing.

ABOUT MONROE CAPITAL CORPORATION

Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC

Monroe Capital LLC is a leading provider of senior and junior debt and equity co-investments to middle-market companies in the U.S. and Canada. Investment types include unitranche financings, cash flow and enterprise value based loans, acquisition facilities, mezzanine debt, second lien or last-out loans and equity co-investments. Monroe Capital LLC prides itself on its flexible investment approach and its ability to close and fund transactions quickly. Monroe Capital LLC is committed to being a value-added and user-friendly partner to owners, senior management and private equity sponsors. To learn more about Monroe Capital LLC, visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE: Monroe Capital Corporation

Investor Contact:	Aaron D. Peck
Chief Investment Officer and Chief Financial Officer
Monroe Capital Corporation
(312) 523-2363
Email: apeck@monroecap.com

Media Contact:	Kelly Holman
BackBay Communications
(212) 209-3844
Email: kelly.holman@backbaycommunications.com

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